SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - May 15, 1998

                                 HSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

              Connecticut             001-13135        06-1475343
        (State   or  other           (Commission     (IRS Employer
  jurisdiction  of  incorporation)   File Number)   Identification No.)

               One State Street, Hartford, Connecticut 06102-5024
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On May 15, 1998, HSB Group Inc. (the Company) issued a press release announcing the signing of a letter of intent for The Hartford Steam Boiler Inspection and Insurance Company, the Company's subsidiary, to acquire Kemper Insurance Companies' monoline boiler and machinery business and to reinsure boiler and machinery coverage written as part of Kemper's commercial package policies. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.

Item 7.  Exhibits.

99. The Company's press release dated May 15, 1998.



























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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                HSB GROUP, INC.



     Dated:  May 18, 1998                      /s/ R. Kevin Price
                                               R. Kevin Price
                                               Senior Vice President and
                                               Corporate Secretary



























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